SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2004


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)


                Delaware                                  76-0506313
      (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                   Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
                         (Registrant's telephone number
                              including area code)



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Item 5.  Other Events

         On January 27, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced that Scott L. Thompson, executive vice president-chief financial officer, will resign effective March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits


     (c) Exhibits

        99.1 Press Release of Group 1 Automotive, Inc. dated as of January 27, 2004 announcing the resignation of Scott L. Thompson.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            Group 1 Automotive, Inc.



    January 27, 2004              By:   /s/ Scott L. Thompson
------------------------------    ----------------------------------------
        Date Scott L. Thompson, Executive Vice President, Chief Financial Officer and Treasurer


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                                INDEX TO EXHIBITS



     (c) Exhibits

         99.1 Press Release of Group 1 Automotive, Inc. dated as of January 27, 2004 announcing the resignation of Scott L. Thompson.